                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):     OCTOBER 13, 2005
                                                      --------------------------

                          WIRELESS TELECOM GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

               001-11916                                   22-582295
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       (Commission File Number)                (IRS Employer Identification No.)

            25 EASTMANS ROAD
         PARSIPPANY, NEW JERSEY                                   07054
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (201) 261-8797
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective October 13, 2005, Karabet "Gary" Simonyan resigned as non-executive Vice-Chairman of the Board of Wireless Telecom Group, Inc.
("WTT"), citing other business and personal commitments. Mr. Simonyan, who founded WTT in 1985, has served at various times as its President, Chief
Executive Officer and Chairman of the Board. He was appointed non-executive
Vice-Chairman of the Board at the closing of WTT's acquisition of Willtek
Communications GmbH effective July 1, 2005.

         The foregoing is qualified in its entirety by reference to the press release of WTT dated October 13, 2005, a copy of which is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference in its entirety into this
Item 5.02.

ITEM 8.01.  OTHER EVENTS.

         On October 13, 2005, WTT announced a quarterly dividend to its stockholders of $0.03 per share of common stock. The dividend is payable on
November 14, 2005 to stockholders of record as of the close of business on
November 4, 2005. A copy of the press release announcing such quarterly dividend is attached hereto as Exhibit 99.1 and is hereby incorporated by reference it its entirety into this Item 8.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

       Not applicable.

       (b)  PRO FORMA FINANCIAL INFORMATION.

       Not applicable.

       (c)  EXHIBITS.

Exhibit No.      Description
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99.1             Press Release of Wireless Telecom Group, Inc., dated
                 October 13, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WIRELESS TELECOM GROUP, INC.

Date: October 13, 2005              By:    /s/ Paul Genova
                                           -------------------------------------
                                           Paul Genova
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release of Wireless Telecom Group, Inc., dated
                  October 13, 2005.